Exhibit 10(j)


                               SECURITY AGREEMENT


         In consideration of advances, loans and extensions of credit now outstanding or hereafter made to, or for the account or benefit of, Firecom, Inc.(the "Company") by Fleet Bank, N.A.(the "Bank"), whether alone or in conjunction with another or others and/or the granting to, or for the account or benefit of the Company, extensions, forbearances, modifications or renewals thereof, as the Bank, in its sole discretion may deem advisable, and/or of any advances, loans or extensions of credit now outstanding or hereafter made by the Bank to another, the payment of which is guaranteed by the Company to the Bank, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company does hereby agree with the Bank as follows:


SECTION 1. DEFINITIONS
           -----------

         1.1 Defined Terms. As used in this Agreement, the following terms shall
             -------------
have the following meanings, unless the context otherwise requires:

                  "Account" or "Accounts" shall mean and include any and all present and future accounts, accounts receivable, contract rights, general intangibles, documents, instruments and chattel paper, including, without limitation, any and all purchase orders, instruments and other documents evidencing obligations for and representing payment for goods sold or leased and/or services rendered by the Company whether or not earned by performance, all returned, reclaimed or repossessed goods with respect thereto, all rights and remedies of the Company under or in connection with credit insurance, guaranties, letters of credit and other security for any of the foregoing, the proceeds of and the goods represented by any of the foregoing and all books and records pertaining to the foregoing.

                  "Account Debtors" means customers of the Company and all other persons who are obligated or indebted to the Company in any manner, whether directly or indirectly, primarily or secondarily, contingently or otherwise, with respect to Accounts or General Intangibles.

                  "Agreement" shall mean this Security Agreement, as amended or modified, and any and all other documents and instruments now or hereafter executed and delivered in conjunction herewith.


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                  "Collateral" shall mean all Equipment, Accounts, Inventory,
         General Intangibles, goods, documents and all books, records, invoices and any other document, instrument or writing relative thereto, whether now owned or in existence or hereafter acquired or existing and wherever located and in the proceeds (including, without limitation, insurance proceeds) and products thereof, together with any and all other property of the Company upon which the Bank may now have or may hereafter acquire a security interest under the UCC.

                  "Credit Agreement" shall mean the Loan Agreement dated as of the date hereof between the Company and the Bank.

                  "Equipment" shall mean all removable leasehold improvements, machinery, equipment, furniture, fixtures, and any additions thereto, of every nature and description belonging to the Company, wherever located and whether now owned or in existence or hereafter acquired and any tools necessary for the repair of any thereof and any replacement parts therefor, now owned or hereafter acquired and in the proceeds of any of the foregoing and all of the Company's books and records pertaining to all of the foregoing, including, without limitation, any manuals or computer programs, software or computer codes pertaining to the maintenance or usage of any such Equipment.

                  "Event of Default" shall mean any of the events specified in
         Article 8 of the Credit Agreement, provided that any requirement for the giving of notice, or the lapse of time, or both has been satisfied.

                  "General Intangibles" shall mean any personal property (including things in action) other than goods, accounts, contract rights, chattel paper, documents and instruments, and shall include, without limitation, all customer lists, trade secrets, goodwill, patents, trademarks, trade names, service marks, copyrights, licenses, franchise rights and all other intangible assets, now owned or hereafter acquired and all proceeds of any of the foregoing and all of the Company's books and records pertaining to all of the foregoing.

                  "Inventory" shall mean and include all goods, merchandise and other personal property of every nature and description belonging to the Company held for sale or lease wherever located and whether now owned or in existence or hereafter acquired, and including, without limitation: all names and marks affixed thereto for purposes of selling or identifying the same or the seller or manufacturer thereof; all raw materials and supplies used or consumed in the Company's business; work in process; finished goods, and in all returns and refunds (applicable thereto), and the right to collect the same and in the proceeds of any of the foregoing, all documents of title, whether negotiable or non-negotiable, with respect to the foregoing, and all books and records pertaining to all of the foregoing.

                  "Obligations" shall mean any and all liabilities and obligations of the Company to the Bank of every kind whether arising under this Agreement, the Credit Agreement, or any other agreement of the Company with the Bank, including any liability of the Company pursuant to any guarantee executed by the Company in favor of the Bank, however evidenced and whether now existing or hereafter incurred, originally contracted with the Bank alone or with another or others, or as agent for another or others, secured or not secured, direct or indirect, matured or not matured, absolute or contingent, now due or hereafter to become due (including, without limitation, any and all costs and reasonable attorneys' fees incurred by the Bank in the collection, whether by suit or by any other means of any of the Obligations hereunder) and any amendment, modification, extension or renewal of any of the foregoing.

                  "UCC" shall mean the New York Uniform Commercial Code, as amended from time to time.

         Section 1.2.  Usage.  Any term not otherwise defined herein
                       -----
shall be deemed to be defined in accordance with the definition thereof ascribed to it under the UCC.


SECTION 2. SECURITY INTEREST
           -----------------

         As collateral security for the prompt, complete and unconditional payment and performance of the Obligations, the Company does hereby grant to the Bank a continuing first priority security interest in and to the Collateral. Such security interest shall continue until terminated by a written agreement executed by the Bank, notwithstanding the fact that there may be no Obligations outstanding from time to time. As additional security for the payment of the Obligations, the Company hereby grants to the Bank a continuing lien, security interest and right of set-off in and to all property of the Company, and the proceeds thereof, now or hereafter actually or constructively held or received by or for the Bank for any purpose, including safekeeping, custody, pledge, transmission and collection, and the Bank shall have a continuing lien and/or right of set-off for the amount of any of the Obligations upon all of the Company's deposits (general and special) and credits with the Bank. The Bank is authorized at any time or from time to time, during the existence and continuation of an Event of Default, with or without notice to the Company, to apply all or part of such property, deposits or credits to any of the Obligations in such amounts as the Bank may elect in its sole and absolute discretion, although the Obligations may be contingent or unmatured, and whether or not the Collateral may be deemed adequate.


SECTION 3. REPRESENTATIONS AND WARRANTIES OF COMPANY
           -----------------------------------------

         The Company represents and warrants to the Bank, and shall be deemed to continually do so, as long as this Agreement shall remain in force, as follows:

         3.1 Corporate Existence. The Company is duly organized and validly
             -------------------
existing and is in good standing under the laws of each jurisdiction in which it transacts its business, has the power to own its assets and to transact the business in which it presently is engaged and to subject the Collateral to the security interest herein provided.

         3.2 Corporate Power and Authorization. The Company is authorized to
             ---------------------------------
enter into this Agreement and is empowered to implement and carry out the provisions hereof, and has taken all necessary actions, corporate or otherwise, in respect thereto.

         3.3 Corporate Name. The full, complete and accurate legal name of the
             --------------
Company is correctly stated above the signature line of the Company at the end hereof. Any other name (including trade names) by which the Company or any predecessor of the Company has been known in the past five (5) years is disclosed on Schedule 3.3 hereof.

         3.4 Account Status. Each Account is a true and current statement of the
             --------------
actual indebtedness incurred by each Account Debtor with respect thereto, and arises out of or in connection with the sale or lease of goods or the rendering of services by the Company to each such Account Debtor. None of the Accounts are due from any agency or instrumentality of the United States government or any state or local government or agency.

         3.5 Account Payment. None of the monies due or to become due with
             ---------------
respect to any Account is represented by any promissory note, chattel paper or other instrument which has not been delivered to the Bank.

         3.6 Ownership of Collateral. The Company is the owner of the Collateral
             -----------------------
free and clear of all security interests or encumbrances of any kind, except as created by this Agreement or as permitted by the Credit Agreement, and it does not sell, transfer, factor or otherwise convey any of the Accounts Receivable. Each Account Debtor with respect thereto owes the full amount thereof without defenses, counterclaims or offsets of any kind or nature whatsoever, except for bona fide returns for damaged goods or bona fide delivery errors thereto. The Company does not sell or transfer the Inventory, except in the ordinary course of business.

         3.7 Licensing Agreements. The sale of goods, the rendering of services
             --------------------
by the Company in relationship to the Collateral or the granting of a security interest in the Collateral is not subject to or restricted by the terms of any agreement pertaining to the licensing or assigning or the general or exclusive right to the use of any patent, trademark, trade secret or copyright to which the Company is a party.

         3.8 Inventory Existence.  The items making up the Inventory are all
             -------------------
genuine and saleable in the ordinary course of business of the Company.

         3.9 Equipment Status.  The Equipment does not comprise a part of
             ----------------
Inventory.

        3.10 Collateral Information. The chief executive office of the Company,
             ----------------------
its principal place of business, the location of all Inventory and Equipment, the location at which the Company maintains its books and records with respect to Accounts, each of the Company's tradename(s), and tradestyle(s) and the Company's records pertaining to the Collateral and the address for the payment of its invoices for the Accounts are as set forth below.

         3.11 Enforceable Security Interest. The provisions of this Agreement
              -----------------------------
are effective to create a legal, valid and enforceable first priority (except where disclosed in any Schedule annexed hereto) security interest in favor of the Bank in all right, title and interest of the Company in the Collateral, and when financing statements have been filed in the appropriate offices in each of the jurisdictions where the Company maintains its Accounts or has its chief executive office or where any Equipment or Inventory is located, the Company shall have granted a fully perfected first (except where disclosed in any Schedule annexed hereto) lien on, and security interest in, all right, title and interest of the Company in the Collateral.


SECTION 4. AFFIRMATIVE COVENANTS
           ---------------------

         4.1 Payment of Obligations. The Company shall pay or perform all of the
             ----------------------
Obligations secured hereby when due.

         4.2 Maintenance of Collateral. The Company shall, at any time and from
             -------------------------
time to time, at its own expense, continually take such steps necessary and prudent to protect the security interest of the Bank in the Collateral including, without limitation, the following:

                  (a) Keep and maintain the books and records pertaining to the Accounts at the location of its chief executive office, its principal place of business or the location utilized by the Company for the sending of invoices as set forth below and will change the same only with 60 days prior written consent of the Bank;

                  (b) Keep and maintain the Inventory and Equipment at each of the locations as set forth below and will move the same therefrom only with 60 days prior consent of the Bank , except the Company may sell Inventory to its customers in the ordinary course of business;

                  (c) Keep and maintain separate books and records relating to the Collateral in form and substance satisfactory to the Bank at its principal place of business, as set forth below, and move the same only with 60 days prior written consent of the Bank;

                  (d) Maintain the Equipment in good operating condition and repair and keep the Equipment at each of its place(s) of business as set forth below and move the same therefrom only with 60 days prior written consent of the Bank;

                  (e) Upon 3 Business Days prior notice, allow the bank or its representatives free access to such books and records and to the Collateral, at all reasonable times for the purpose of examination, verification, copying, extracting and other reasonable purposes as the Bank may require;

                  (f) Deliver to the Bank, promptly at its reasonable request, originals of all schedules, lists, invoices, bills of lading, documents of title, purchase orders, receipts, chattel paper, instruments and other items relating to the Collateral;

                  (g) If there exists a Default (as defined in the Credit Agreement), make, stamp, or record such entries or legends on any of the Company's books and records relating to the Collateral as the Bank shall reasonably request from time to time, including without limitation, notation of the security interest of the Bank on any certificates of title or other evidence of ownership outstanding with respect thereto;

                  (h) Post notices upon the Equipment or Inventory as the Bank shall reasonably request;

                  (i) Keep the Collateral free of, and defend the Collateral from all liens and encumbrances, except the security interest granted to the Bank and as permitted by the Credit Agreement and the Company shall not sell, discount, transfer or otherwise dispose of the Collateral or any interest therein, in bulk or otherwise, except Inventory in the ordinary course of the Company's business to its customers, without the prior written notice to and the written consent of the Bank;

                  (j) If there exists a Default (as defined in the Credit Agreement), post notices in and about designated areas where the Collateral or any portion thereof may be stored or where the books and records of the Company are maintained pertaining to the Collateral from time to time, as the Bank shall reasonably request;

                  (k) Execute and deliver to the Bank such other and further documents, instruments or writings (including without limitation additional financing statements or continuations to be filed in any jurisdiction) which the Bank may reasonably deem necessary and/or advisable in order to evidence, effectuate, perfect or maintain the Bank's security interest in the Collateral and the rights, remedies and other powers available to the Bank under this Agreement;

                  (l) Keep the Equipment from becoming fixtures unless the Collateral or any part thereof is presently classified as such;

                  (m) Promptly notify the Bank of the existence of any material claims, liens, security interests, rights or other encumbrances with respect to any of the Collateral;

                  (n) Promptly notify the Bank in the event of any material loss or damage to the Collateral or of any material adverse change in the Company's business or in the value of the Collateral, or of any other occurrence which could materially and adversely affect the security interest of the Bank therein;

                  (o) Pay all expenses incurred in the purchase, manufacture, delivery, use, repair, storage or other handling of the Collateral and all taxes which are or may become a lien on the Collateral promptly when due, unless such expenses, taxes or liens are being contested in good faith by appropriate proceedings and no proceeding to enforce any tax liens against the Collateral has begun, and in any event reimburse the Bank for any expenses which it might incur in satisfying such expenses, liens or taxes, which the Bank may reasonably incur, in its sole discretion, to protect the Collateral;

                  (p) Maintain insurance on the Collateral of such types, coverage, form and amount as is reasonably satisfactory to the Bank and the Company shall reimburse the Bank, on demand, for any payments made by the Bank, at its option, to maintain such insurance;

                  (q) Supply the Bank with certificates as to the continuance of such insurance and at the Bank's request, all such insurance shall be payable to the Bank and the Company as their interests shall appear and shall provide for thirty (30) days prior written notice of cancellation to the Bank;

                  (r) Provide immediate written notice to the Bank and to insurers, if any, of any material loss or damage to the Collateral and promptly file proofs of such loss with such insurers;

                  (s) Permit the Bank to apply any insurance proceeds received by it to be paid against any Obligations, whether or not then due, at its discretion;

                  (t) Provide at least 30 days prior written notice to the Bank of any change of the Company's name, any trade name, any trade style, its chief executive office, its principal place of business or any address for the payment of any Accounts or such other places where Inventory, Equipment or other Collateral may now or hereafter be kept or maintained by or on behalf of the Company; and

                  (u) Keep the Collateral, at the Company's cost and expense, in good and merchantable condition.

         4.3 Expenses of the Bank. The Company shall reimburse the Bank for all
             ---------------------
expenses including, without limitation, disbursements and any other costs and fees incurred by the Bank in connection this Agreement or with the Collateral, including, without limitation, any reasonable attorneys' fees.


SECTION 5. [Intentionally Omitted]

SECTION 6. BANK'S RIGHTS AND REMEDIES
           --------------------------

         6.1 General Rights. The rights of the Bank shall at all times be those
             --------------
of a secured party under the UCC and without limiting the generality of the foregoing, the Bank shall have the additional rights set forth in this Section.

         6.2 Rights upon Default. Upon the occurrence or continuance of any
             -------------------
Event of Default hereunder, the Bank may declare any or all of the Obligations to be immediately due and payable without presentment, demand, protest, or notice of any kind, all of which are expressly waived, notwithstanding anything to the contrary contained in any instrument evidencing any of the Obligations. The Company further authorizes the Bank and does hereby irrevocably make, constitute and appoint the Bank and any officer or agent thereof, with full power of substitution, as the Company's true and lawful attorney-in-fact with full power, in its own name or in the name of the Company: (a) to endorse any notes, checks, drafts, money orders or other instruments of payment (including payments payable under or with respect to any policy of insurance) relating to the Collateral or in connection therewith, to sign and endorse any invoices, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (b) to give written notice to such officialsof the United States Post Office to effect such change or changes of address so that all mail addressed to the Company may be delivered directly to a Post Office Box or to such other depository as may be selected by the Bank and consented to by the Company and to receive, open and dispose of mail addressed to the Company or as otherwise agreed by the Company; (c) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral; (d) to receive payment of, receipt for, settle, compromise or adjust and give discharges and releases for or in respect of any and all moneys, claims and other amounts due and to become due at any time under or rising out of the Collateral; (e) to defend any suit, action or proceeding brought against the Company with respect to any Collateral; (f) to settle, compromise or adjust any suit, action or proceeding described above and in connection therewith, to give such discharges or releases as the Bank may deem appropriate and, generally, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Bank was the absolute owner thereof for all purposes;
(g) without limiting the generality of the foregoing and with respect to the Accounts; (i) to take, demand, collect, receive and give acquittances, releases and receipts and for any and all moneys due or to become due in the name of the Company or in the name of the Bank or otherwise and to take possession of and endorse and collect any notes, checks, drafts, money orders or other instruments or payment (including payments payable under or with respect to any policy of insurance) relating thereto or in connection therewith and to file any claim and to take any other action in any court of law or equity or otherwise deemed appropriate by the Bank for the purpose of collecting any and all such moneys whenever payable relating thereto, although the Bank shall not be required or be obligated in any manner to make any demand or to make any inquiry as to the nature of sufficiency of any payment received by it, or to present or file any claim or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled hereunder at any time or times; and (ii) to direct obligors respecting Accounts or any other party liable for the payment thereof to make payment of any and all moneys at any time payable in connection therewith directly to the Bank or to an agent specified by it; and notwithstanding the foregoing, neither this Agreement nor the receipt by the Bank of any payment pursuant thereto or hereto shall cause the Bank to be under any obligation or liability in any respect to any obligor or any other party for the performance or observance by any of the representations, warranties, conditions or terms of any invoice, agreement or other document issued or executed in connection with the Accounts and in connection with the foregoing, the Company agrees that (1) it will not renew or extend the time of payment of any Account, (2) it will furnish to the Bank all original invoices or papers which relate to the creation of the Account, and (3) with respect to any Accounts which are collected by the Company, it will remit such collections promptly to the Bank in the form received (with appropriate endorsements) and, until remitted, it will hold such collections in trust for the Bank; and (h) without limiting the generality of the foregoing and with respect to the Equipment and Inventory, the Bank shall also have the right, without notice to the Company, to enter upon and into the premises of the Company without liability for trespass and to remove all of the Equipment and Inventory and all books, records, invoices and other documentation or materials relative thereto. The Bank may require the Company to assemble or package the Equipment and Inventory and make it available to the Bank, at a location to be designated by the Bank, reasonably convenient to the parties where it will remain at the Company's expense pending sale or other disposition by the Bank.

         6.3 Sale of the Collateral. In the event the Bank determines that the
             ----------------------
Collateral should be sold to satisfy all or any part of the Obligations, the Bank may dispose of the Collateral in whole or in part at public or private sale, and any notice required to be given shall be given in accordance with
Section 7.4 herein at least five (5) days before the proposed sale. The parties agree said notice shall be reasonable, provided, however, the Bank need not give such notice with respect to Collateral which is perishable or threatens to decline speedily in value or is a type customarily sold on a recognized market. At any such sale the Bank may purchase the Collateral free from, and discharged of all trusts, claims, rights of redemption and equities of the Company, all of which are hereby waived and released. The Company shall remain liable for any deficiency resulting from any sale of the Collateral and shall pay such deficiency promptly on the Bank's demand.

         6.4 Expense of Collection and Sale. The Company agrees to pay all
             ------------------------------
reasonable costs and expenses incurred by the Bank in enforcing, collecting or realizing upon the Obligations or the Collateral (including, without limitation, reasonable attorneys' fees).

         6.5 Financing Statements. Where permitted by applicable law, the Bank
             ---------------------
is authorized to file financing statements relating to the Collateral without the Company's signature thereon, executed only by the Bank and at the expense of the Company. The Company will, however, at the request of the Bank, execute any financing statement or amendment of any financing statement with respect to the Collateral. Upon the Company's failure to do so, any officer of the Bank is authorized as the Company's agent and in its name to execute any such financing statement or amendment to any such financing statement.

         6.6 Exercise of Remedies. If any Obligations are now or hereafter
             --------------------
secured by property other than the Collateral, or by any guaranty, endorsement or property now or hereafter owned by any other person, firm or corporation, then the Bank shall have the right in its sole discretion to determine, which rights, security, liens, security interests or remedies the Bank shall at any time pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any such rights or any of the Bank's rights hereunder.


SECTION 7. MISCELLANEOUS
           -------------

         7.1 Limited Role of the Bank. The relationship between the Company and
             ------------------------
the Bank shall be solely that of debtor and secured party, respectively. The Bank shall not have any fiduciary responsibilities to the Company or with respect to the Collateral and no joint venture exists between the Company and the Bank. The Company and the Bank each hereby severally acknowledge that there are no representations, warranties, covenants, undertakings or agreements by the parties hereto as to this Agreement except as specifically provided herein. The Bank shall have no obligation to sell or otherwise realize upon the Collateral and shall not be responsible for, and the Company shall not assert as a defense, the Bank's failure to realize upon the Collateral.

         7.2 Choice of Law, Construction. This Agreement shall be construed in
             ---------------------------
accordance with the internal laws (and not the law of conflicts) of the State of New York. If any provision of this Agreement shall be or become unenforceable or illegal under any law, all other provisions shall remain in full force and effect.

         7.3 Consent to Jurisdiction. (a) The Company hereby irrevocably submits
             -----------------------
to the non-exclusive jurisdiction of any United States federal or New York state court in New York or Kings County in any action or proceeding arising out of or relating to this Agreement and the Company hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such court and irrevocably waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such a court or the fact that such court is an inconvenient forum.

         (b) The Company irrevocably and unconditionally consents to the service of process in any such action or proceeding in any of the aforesaid courts by the mailing of copies of such process to it, by certified or registered mail in accordance with the terms of Section 7.4 herein.

         (c) The Company agrees that nothing herein shall affect the Bank's right to effect service of process in any other manner permitted by law and the Bank shall have the right to bring any legal proceeding (including a proceeding for enforcement of a judgment entered by any of the aforementioned courts) against the Company in any other court or jurisdiction in accordance with applicable law.

         7.4 Notices. All notices, requests and demands to or upon the
             -------
respective parties hereto shall be in writing and shall be deemed to have been duly given or made when delivered by hand, or if sent by certified mail, three days after the day in which mailed, or, in the case of telecopier, when evidence of receipt is obtained, or, in the case of overnight courier service, one business day after delivery to such courier service, addressed as set forth below, or to such other address as may be hereafter notified by the respective parties hereto.

         The Bank:         Fleet Bank, N.A.
                           335 Adams Street, 27th Floor
                           Brooklyn, New York 11201
                           Attention: Firecom Relationship Manager

         The Company:      Firecom, Inc.
                           39-27 59th Street
                           Woodside, New York 11377
                           Attention: President

         7.5 Waivers. The Company expressly waives notice of non-payment or
             -------
protest, demand, or presentment, in relation to the Obligations or the Collateral. No delay or omission of the Bank in exercising or enforcing any of its rights, powers, privileges, options or remedies under this Agreement or any other agreement or promissory note between the Bank and the Company shall constitute a waiver thereof, and no waiver by the Bank of any Event of Default by the Company shall operate as a waiver of any other Event of Default. Except for the terms and provisions of any promissory notes or other security agreements now existing or hereafter executed and delivered to the Bank by the Company (which terms and provisions are specifically deemed to be in addition to and not in derogation of the terms and provisions hereof), this Agreement constitutes the entire understanding between the Company and the Bank with respect to the subject matter hereof and supersedes all prior written or oral communications or understandings. No term or provision of this Agreement shall be waived, altered or modified except in writing signed by the parties hereto. All rights and remedies of the Bank under this Agreement shall be cumulative and not alternative or exclusive of any rights or remedies provided by law and may be exercised by the Bank at such time or times and in such order as the Bank, in its sole discretion, may determine and are for the sole benefit of the Bank and the exercise or failure to exercise such shall not result in liability to the Company or others except in the event of willful misconduct or gross negligence by the Bank, and in no event shall the Bank be liable for more than it actually receives as a result of the exercise or failure to exercise such right and remedies. The Bank shall not be liable for any failure by it to comply with any recording, rerecording, filing, refiling or other legal requirement necessary to establish or maintain the validity, priority or enforceability of, or the Bank's right in and to the Collateral, or any part thereof.

         7.6 Successors and Survival. This Agreement shall remain in full force
             -----------------------
and effect until terminated as to future transactions by written agreement of the parties. The Company may not transfer or assign any of its rights, interest or obligations hereunder without the prior written consent of the Bank. This Agreement shall be binding upon the Company and shall inure to the benefit of the Bank and its successors and assigns and to the permitted successors and assigns of the Company. All representations, warranties and covenants contained herein or in any other agreement between the Bank and the Company shall survive the execution hereof and thereof and the granting of loans or advances pursuant hereto or thereto.

         7.7 Waiver of Counterclaim; Setoff. In any litigation initiated by the
             ------------------------------
Bank whether pursuant hereto or otherwise in which the Company and the Bank are adverse parties the Company waives the right to interpose any set-off or counterclaim of any nature or description against the Bank.

         7.8 Captions. The headings of the Section in this Agreement are for
             --------
convenience only; they form no part of this Agreement and shall not affect its interpretation.

         7.9 Severability. If any provision of this Agreement shall be or become
             ------------
illegal or unenforceable in whole or in part for any reason whatsoever, the remaining provisions shall nevertheless be deemed valid, binding and subsisting.

         7.10 WAIVER OF JURY TRIAL. COMPANY AND BANK HEREBY WAIVE TRIAL BY JURY
              --------------------
IN ANY ACTION OR PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

         IN WITNESS WHEREOF, this Agreement has been executed this 29th day of April, 1999.

                                       FIRECOM, INC.

                                       By:/s/ Jeffrey Cohen
                                          ---------------------------------
                                          Jeffrey Cohen
                                          Vice President of Finance

Company's Executive Office and
Principal Place of Business:

         39-27 59th Street Woodside, New York 11377

Location of books and records
relating to the Collateral,
including all Accounts:

         39-27 59th Street Woodside, New York 11377

Company's Address(s) on Invoice for
Accounts Receivable:

         39-27 59th Street Woodside, New York 11377

Location(s) of Inventory:

         39-27 59th Street Woodside, New York 11377
         760 Honeyspot Road, Stratford, CT. 06497
         33-48 62nd Street, Woodside, New York 11377
         52-35 Barnet Ave., Woodside, New York 11377
         16 Filmore Place, Freeport, New York 11520
         195 Broadway, New York, New York 10007

Location(s) of Equipment:

         39-27 59th Street Woodside, New York 11377
         760 Honeyspot Road, Stratford, CT. 06497
         33-48 62nd Street, Woodside, New York 11377
         52-35 Barnet Ave., Woodside, New York 11377
         16 Filmore Place, Freeport, New York 11520
         195 Broadway, New York, New York 10007


Company's Tradename(s):

          NONE

Company's Tradestyle(s):

          NONE

                                  SCHEDULE 3.3
                                  ------------

                                      NONE